CH ENERGY GROUP, INC.
                                284 SOUTH AVENUE
                        POUGHKEEPSIE, NEW YORK 12601-4879




                                                                   March 1, 2001

To the Holders of Common Stock:

     I am pleased to invite you to the Annual Meeting of Shareholders of CH Energy Group, Inc.

     The Annual Meeting of Shareholders will be held at the Corporation's office in Poughkeepsie, NY on Tuesday, April 24, 2001, at 10:30 AM. A Notice of the Annual Meeting and Proxy Statement are attached.

     We request that you sign, date and mail the enclosed proxy card promptly. Prompt return of your voted proxy will reduce the cost of further mailings. As an alternative to returning your proxy card, you can also vote your shares by calling the toll-free number on your proxy card or voting through the Internet at the Web site also identified on your proxy card. Both methods of voting are available 24 hours a day, seven days a week. Internet voting will be accessible until 12:01 AM on April 17, 2001. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

     The response from our shareholders in the past has been outstanding, and this year we are once again looking forward to receiving your proxy.

     You are cordially invited to attend the Annual Meeting in person. It is always a pleasure for me and the other members of the Board of Directors to meet with our shareholders. We look forward to greeting as many of you as possible at the meeting.


                                           Paul J. Ganci
                                           Chairman of the Board
                                           and Chief Executive Officer

                              CH ENERGY GROUP, INC.

                                284 SOUTH AVENUE
                        POUGHKEEPSIE, NEW YORK 12601-4879

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

To the Holders of Common Stock:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of the CH Energy Group, Inc. will be held:

TIME ............  10:30 AM, on Tuesday, April 24, 2001

PLACE ...........  Office of the Corporation
                   284 South Avenue
                   Poughkeepsie, NY 12601

ITEMS OF BUSINESS  (1) To elect a Director whose term expires in 2004

                   (2) To approve an amendment to the Corporation's Long-Term
                       Performance-Based Incentive Plan to provide for Stock Options to Non-Employee Directors

                   (3) To take action upon any other matters that may properly come before the Meeting

RECORD DATE .....  Holders of Record of Common Shares on the close of business
                   March 1, 2001 are entitled to vote at the Meeting.

ANNUAL REPORT ...  The Annual Report to Shareholders, as combined with the
                   Corporation's Form 10-K Annual Report to the Securities and Exchange Commission, is enclosed.

PROXY VOTING ....  It is important that your shares be represented and voted at the Meeting. Please MARK, SIGN, DATE AND RETURN PROMPTLY the enclosed proxy card in the postage-paid envelope furnished for that purpose. As an alternative to returning your proxy card, you can also vote your shares by calling the toll-free number on your proxy card or voting through the Internet at the Web site identified also on your proxy card. Both Internet and telephone voting are available 24 hours a day, seven days a week. Internet voting will be accessible until 12:01 AM on April 17, 2001. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.

                                             By Order of the Board of Directors,

                                                                GLADYS L. COOPER
                                                             Corporate Secretary

March 1, 2001

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROXY STATEMENT ............................................................  1

PROPOSAL NO. 1 - ELECTION OF DIRECTORS .....................................  3

BOARD OF DIRECTORS AND COMMITTEES ..........................................  4

PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO
THE CORPORATION'S LONG-TERM PERFORMANCE-
BASED INCENTIVE PLAN TO PROVIDE STOCK OPTIONS FOR DIRECTORS ................  5

REPORT OF THE COMMITTEE ON COMPENSATION AND
SUCCESSION/RETIREMENT ......................................................  8

EXECUTIVE COMPENSATION ..................................................... 10

REPORT OF THE COMMITTEE ON AUDIT ........................................... 14

PERFORMANCE GRAPH .......................................................... 16

APPENDICES

     A.   LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN

     B.   COMMITTEE ON AUDIT CHARTER

                                 PROXY STATEMENT

     The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting of Shareholders to be held on April 24, 2001. This proxy statement and enclosed proxy are being sent to shareholders on or about March 1, 2001. The mailing address of the principal executive office of the Corporation is 284 South Avenue, Poughkeepsie, NY 12601-4879.

     The Corporation is the holding company parent of affiliate companies, Central Hudson Gas & Electric Corporation ("Central Hudson") and Central Hudson Energy Services, Inc. ("CH Services").

SHAREHOLDERS ENTITLED TO VOTE

     The record of shareholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on March 1, 2001. At that date, the Corporation had outstanding 16,362,087 shares of Common Stock ($.10 par value) of the Corporation ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

PROXIES

HOW YOU CAN VOTE

     Shareholders  of record can give a proxy to be voted at the meeting  either
(i) over the telephone by calling the toll-free number identified on the proxy card, (ii) electronically, using the Internet or (iii) by mailing in the enclosed proxy card. Shareholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

     The telephone and Internet voting procedures have been set up for shareholder convenience and have been designed to authenticate shareholder identity, to allow shareholders to give voting instructions and to confirm that those instructions have been recorded properly. If shareholders of record would like to vote by telephone or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy card. If shareholders wish to vote using a paper format and return their signed proxy before the Annual Meeting, their shares will be voted as directed.

     Whether shareholders choose to vote by telephone, over the Internet or by mail, they can specify whether their shares should be voted for the nominee for Director (Proposal 1 on the proxy card). Shareholders can also specify whether they approve, disapprove or abstain from Proposal 2.

     IF SHAREHOLDERS DO NOT SPECIFY ON THEIR PROXY CARD (OR WHEN GIVING THEIR PROXY BY TELEPHONE OR OVER THE INTERNET) HOW THEY WANT TO VOTE THEIR SHARES, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY FORM TO VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR AS SET FORTH UNDER "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" BELOW AND "FOR" PROPOSAL 2. ABSTENTIONS AND BROKER NON-VOTES ARE VOTED NEITHER "FOR" NOR "AGAINST" AND HAVE NO EFFECT ON THE VOTE BUT ARE COUNTED IN THE DETERMINATION OF A QUORUM.

REVOCATION OF PROXIES

     Shareholders can revoke their proxy at any time before it is exercised in any of three ways:

     (1)  by submitting written notice of revocation to the Corporate Secretary;

     (2) by submitting another proxy by telephone, via the Internet or by mail that is later dated and, if by mail, that is properly signed; or

     (3)  by voting in person at the meeting.

COST OF PROXY SOLICITATION

     The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. In addition, the Corporation has retained D.F. King & Co., Inc. of New York, NY, a proxy solicitation organization, to assist in the solicitation of proxies. The fee of such organization in connection therewith is estimated to be $7,000, plus reasonable out-of-pocket expenses.

SHAREHOLDER COMMUNICATIONS

     Highlights of the 2001 Annual Meeting will be included on the Corporation's Web site (www.cenhud.com) and in the Corporation's August 1, 2001 Report to Shareholders.

     Shareholders' comments related to any aspect of the Corporation's business are welcome. Space for comments is provided on the proxy card given to shareholders of record. Other shareholders may submit comments to the
Corporation in care of the Corporate Secretary. Although comments are not answered on an individual basis, they do assist the Directors and Management in addressing the needs of shareholders.

SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in the Corporation's 2002 proxy materials, shareholder proposals must be received by the Corporation by October 31, 2001. In addition, the Corporation's By-Laws provide that shareholders intending to nominate a Director or bring any other proper business before an annual shareholder meeting must furnish timely written notice concerning, among other things, the business to be brought before the meeting and the shareholder making the proposal. In order to be timely for the 2002 Annual Meeting of the Corporation, a shareholder entitled to vote at that meeting must deliver written notice to the Corporate Secretary between January 25, 2002 and February 25, 2002.

     A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, NY 12601-4879.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Corporation's Restated Certificate of Incorporation and By-laws require that the Board of Directors be divided into three (3) classes as nearly equal in number as possible with staggered terms so that at each Annual Meeting of this Corporation only one (1) class of Directors will stand for election for a term of three (3) years. The number of Directors of the Corporation currently is fixed at nine (9). Two classes of Directors were elected to serve three (3) year terms at the Annual Meeting of Shareholders held on April 25, 2000 and their respective terms of office expire as of the Annual Meeting of the respective years shown below:

                                 CLASS II - 2002
                              Stanley J. Grubel
                              Frances D. Fergusson
                              John E. Mack III

                                CLASS III - 2003
                              Jack Effron
                              Heinz K. Fridrich
                              Paul J. Ganci

     One (1) Director is to be elected by a plurality of the votes cast at this Annual Meeting by the holders of shares entitled to vote. At this Annual Meeting, the Board of Directors proposes (and recommends a vote in favor thereof) the following nominee to be elected to the Board of Directors, his term to expire at the Annual Meeting in the year noted below or until his successor is elected and qualified:

                                 CLASS I - 2004
                              Edward F. X. Gallagher

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                                PRINCIPAL OCCUPATION OR EMPLOYMENT                                     PERIOD OF
                                AND POSITIONS AND OFFICES WITH THE        BUSINESS EXPERIENCE          SERVICE AS
NAME AND AGE                              CORPORATION(1)               DURING PAST FIVE YEARS(1)     DIRECTOR BEGAN
-------------                    ---------------------------------     -------------------------     ---------------
                              CLASS I - TERM EXPIRING IN 2004

Edward F. X. Gallagher ....   Owner of Gallagher Transportation             Present Position              1999,
  67                          Services, a group of companies engaged                                   served as
                              in the sale and leasing of commercial                                   a Director
[PHOTO]                       motor vehicles, the distribution of                                     of Central
                              wholesale automotive parts and the                                        Hudson
                              operation of several bus companies under                                 beginning
                              the trade name of Leprechaun Lines and                                   1984-1999
                              Tours Newburgh, NY

--------
(1) Based on information furnished to the Corporation by the nominee as of December 31, 2000.

     ALTHOUGH THE BOARD OF DIRECTORS DOES NOT CONTEMPLATE THAT THE NOMINEE WILL BE UNABLE TO SERVE, SHOULD SUCH A SITUATION ARISE PRIOR TO THE MEETING, THE PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS ACTING THEREUNDER.

                        BOARD OF DIRECTORS AND COMMITTEES

MEETINGS AND ATTENDANCE

     During 2000 there were eleven (11) meetings of the Board of Directors.

     All Directors attended at least 91% of the total number of Board meetings and meetings of Committees of the Board on which they served. The level of attendance at these meetings in 2000 ranged from 74% to 100%.

     The five (5) standing Committees of the Board of Directors are the Committee on Audit, the Committee on Compensation and Succession/Retirement ("Compensation Committee"), the Executive Committee, the Committee on Finance and the Business Development Committee. Information with respect to the Committee on Audit and the Compensation Committee is set forth below.

COMPENSATION OF DIRECTORS AND OFFICERS OF THE BOARD

     Each non-employee member of the Corporation's Board of Directors ("Outside Director") (Mr. Ganci is an employee-Director), receives an annual retainer of $17,000, $1,000 for attendance at each meeting of the Board, $850 for attendance at each meeting of any Committee of the Board of which the Director is a member if the meeting is held on the same day as a meeting of the Board and $1,000 for the committee meeting if held on a day other than that on which a Board meeting is held. Mr. Mack also receives compensation in the amount of $5,000 for his role as Chairman of the Committee on Finance, and Messrs. Fridrich and Effron each receive $3,000 for their roles as Chairmen of the Committee on Audit and Compensation Committee, respectively.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table lists the number of shares of equity securities of the Corporation and its affiliates beneficially owned by all the Directors, and the nominee for election as Director, each executive officer listed in the table under the caption "Executive Compensation" and by all Directors and executive officers of the Corporation as a group:

                                                        NO. OF       % OF THE
                                                    SHARES OF THE  CORPORATION'S
                                                    CORPORATION'S     COMMON
          NAME                                     COMMON STOCK(1)   STOCK(2)
          -----                                    --------------- ------------
     Jack Effron ...................................    4,552      Less than 1%
     Frances D. Fergusson ..........................    2,959      Less than 1%
     Heinz K. Fridrich .............................    3,511      Less than 1%
     Edward F. X. Gallagher ........................    2,999      Less than 1%
     Paul J. Ganci .................................   13,064(3)   Less than 1%
     Stanley J. Grubel .............................      863      Less than 1%
     Charles LaForge ...............................    5,141      Less than 1%
     John E. Mack III ..............................   13,693(3)   Less than 1%
     Edward P. Swyer ...............................   19,826      Less than 1%
     Carl E. Meyer .................................    2,114      Less than 1%
     Allan R. Page .................................    3,068      Less than 1%
     Steven V. Lant ................................    1,183      Less than 1%
     Arthur R. Upright .............................    1,011      Less than 1%
     All Directors and executive officers as a Group
        (18 persons) ...............................   76,232      Less than 1%

----------

(1) Based on information furnished to the Corporation by the Directors and executive officers of the Corporation as of December 31, 2000.

(2) The percentage ownership calculation for each owner has been made on the basis that there are outstanding 16,362,087 shares of Common Stock on the record date.

(3) Includes shares owned by the respective spouses of the named individuals as follows: Mrs. Ganci - 2,024 shares and Mrs. Mack - 967 shares. The shares owned by Mrs. Ganci and Mrs. Mack are considered to be beneficially owned by Mr. Ganci and Mr. Mack, respectively, only for the purpose of this Proxy Statement and the respective named individuals disclaim any beneficial interest in such shares for all other purposes.

THE CORPORATION'S STOCK PLAN FOR OUTSIDE DIRECTORS

     The Corporation's Stock Plan for Outside Directors ("Stock Plan") assures that at least a portion of compensation of the outside Directors of the Corporation be made in the form of Common Stock.

     In April 2000, the terms of the Stock Plan were revised to increase the number of shares received on a quarterly basis by outside Directors, for each full quarter of each year of service, from 25 to 50 shares of the Corporation's Common Stock. When an outside Director ceases to be a Director for any reason, other than removal for cause, that Director will receive, quarterly, 25 shares of Common Stock for each full quarter (but not beyond 40 quarters) during which that Director served as an outside Director, including periods with Central Hudson; however, no distribution will be made after that Director's death.

    PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT TO THE CORPORATION'S LONG-TERM
            PERFORMANCE-BASED INCENTIVE PLAN TO PROVIDE STOCK OPTIONS
                            TO NON-EMPLOYEE DIRECTORS

     The Corporation's Long-Term Performance-Based Incentive Plan ("Plan") was approved by shareholders at the 2000 Annual Meeting of Shareholders and became effective January 1, 2000. In December 2000, the Corporation's Board of
Directors adopted an amendment to the Plan to provide for the grant of Non-qualified Stock Options to a Director of the Corporation who is neither an officer nor a salaried employee of the Corporation or any of its affiliate companies. This amendment was effective January 1, 2000, subject to approval of at least a majority of shareholders at the 2001 Annual Meeting of Shareholders.

     The proposed amendment is intended to assist in maintaining directors' compensation at a level comparable to similar corporations, to increase director share ownership and to more closely align the Directors' compensation to the creation of long-term shareholder value. In adopting the proposed amendment, the Corporation's Board of Directors reviewed competitive market data which was verified by independent compensation consultants.

     The proposed amendment must be approved by the vote of a majority of all outstanding shares of Common Stock entitled to vote at the 2001 Annual Meeting of Shareholders.

DESCRIPTION OF PLAN AMENDMENT

     The proposed Plan amendment would (i) revise the definition of Plan Participants to include Non-Employee Directors and (ii) provide that (a) Non-qualified Stock Options #("Options"), for a term of ten (10) years, be granted automatically to Non-Employee Directors of the Corporation on January 1 of each year, subject to terms and conditions as the Compensation Committee shall determine; (b) 3,000 Options be granted initially, effective January 1, 2001; (c) 1,000 Options be granted to each Director each January 1 thereafter;
(d) the Options' price be the Fair Market Value of the Corporation's underlying Common Stock on the date of the grant; (e) the Options be immediately exercisable; and (f) no other Awards under the Plan would be granted to Non-Employee Directors.

DESCRIPTION OF THE PLAN

     Set forth below is a summary of certain important features of the Plan, as proposed to be amended, which summary is qualified in its entirety by reference to the Plan, as proposed to be amended and attached as Appendix A to this Proxy Statement. The amended changes to the Plan are shown in Appendix A in bold type. All references to "Plan" in this Description of the Plan are to the Plan as proposed to be amended. All capitalized terms which are not defined herein are defined in the Plan.

     AWARDS. The Plan provides for the granting, as determined by the Board of Directors' Compensation Committee and, subject to approval by the Board of Directors, of Incentive Stock Options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, ("Code") and Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares and Performance Units (collectively "Awards") to the following ("Participants"):
Non-Employee Directors, officers and other employees of the Corporation and its Affiliates who are responsible for or contribute to the management, governance, growth and profitability of the business of the Corporation or its Affiliates. As of December 31, 2000, the entire class of persons eligible to receive Awards under the Plan had not yet been determined by the Compensation Committee.

     TERM. The Plan became effective January 1, 2000 and will terminate on December 31, 2009.

     SHARES AVAILABLE. The total number of shares of Common Stock of the Corporation available for the grant of Awards is 500,000, which number is subject to equitable adjustment, as determined by the Compensation Committee, in the event of a change in the Corporation's capitalization. Not more than 50,000 of the shares will be granted as Restricted Stock Awards which do not have Performance Goals as the sole or partial condition for vesting. No Participant may be granted Awards covering in excess of 150,000 shares of Common Stock over the term of the Plan. These shares may be authorized but unissued shares treasury shares or may be purchased on the open market or any combination thereof.

     ADMINISTRATION. The Plan is administered by the Compensation Committee which is required by the Plan to be comprised of at least two Non-Employee Directors. The Compensation Committee has the authority under the Plan to grant Awards, subject to approval of the Board of Directors.

     STOCK OPTIONS. The Compensation Committee may designate a Stock Option as an Incentive Stock Option ("ISO") or as a Non-qualified Stock Option. The terms of each Stock Option will be set out in an option agreement.

     The Compensation Committee determines the exercise price of any Stock Option, but in no event will the Stock Option prices be less than the Fair Market Value of the Corporation's Common Stock on the date of grant. Stock Options will be exercisable at times to be determined by the #Compensation Committee, but in no event may a Stock Option be exercisable after ten (10) years from the date of grant. Incentive Stock Options must meet the requirements of Section 422 of the Code.

     Stock Options may be exercised in whole or part by payment in full of the exercise price in cash or, if approved by the Compensation Committee, by delivery of unrestricted Common Stock held by the optionee for at least six (6) months having a Fair Market Value on the date of exercise equal to the exercise price of the Stock Option. The Compensation Committee may impose restrictions on the exercise of any Stock Option.

     STOCK APPRECIATION RIGHTS ("SAR"). SARs may be granted with all or part of any Stock Option granted, subject to conditions as the Compensation Committee may determine. Upon exercise of a SAR, the holder is entitled to receive the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the option price per share of the related Stock Option, multiplied by the number of shares of Common Stock for which the SAR will have been exercised. Payment may be made in cash or Common Stock or both, as the Compensation Committee shall determine.

     RESTRICTED STOCK. Restricted Stock may be granted either alone or in addition to other Awards, subject to entering into a Restricted Stock Agreement. The Compensation Committee will determine the conditions and restrictions of a Restricted Stock Award, including forfeiture Restriction Periods, forfeiture restrictions, conditioned vesting and the attainment of Performance Goals. Unless otherwise restricted, the Participant will have all of the rights of a shareholder of Common Stock of the Corporation for the shares which are the subject of the Restricted Stock Award, including the right to vote and receive cash dividends. Any cash dividends will be deferred and reinvested in additional Restricted Stock. Except as may otherwise be determined by the Compensation Committee, upon a Participant's termination of employment for any reason during a Restriction Period or before the applicable Performance Goals are satisfied, all shares subject to restriction will be forfeited by the Participant.

     PERFORMANCE AWARDS. Performance Units and/or Performance Shares (collectively, a "Performance Award") may be awarded either alone or in addition to other Awards, subject to entering into a Performance Award agreement. A Performance Award will entitle the Participant to receive, during a three-year Award Cycle, payments upon the achievement of Performance Goals established during the Award Cycle. Before any Performance Award may be paid, the Compensation Committee must certify in writing that the applicable Performance Goals have been satisfied. The maximum value of any Performance Award payment to a Participant in any year is $600,000.

     Payment of Performance Units will be in cash or in the Corporation's Common Stock, the Fair Market Value of which to be equal to the cash value earned, all as determined by the Compensation Committee. Payment of Performance Shares (and associated reinvested dividends) earned by the Participant will be paid in shares of the Corporation's Common Stock. Except as otherwise provided by the Compensation Committee, upon a Participant's Termination of Employment for any reason during an Award Cycle or before any applicable Performance Goals are satisfied, the Performance Awards will be forfeited.

     COMPENSATION DEDUCTION LIMITATION. Section 162(m) of the Code generally limits to $1 million per year per employee the tax deduction available to public companies for certain compensation paid to designated executives, including the officers listed under the above caption "Executive Compensation."

     Section 162(m)(4)(C) of the Code provides an exception from this deduction limitation for certain "performance-based compensation" if specified requirements are satisfied includ#ing: (i) the establishment by a compensation committee comprised of outside directors of performance goals which must be met for the additional compensation to be earned, (ii) the approval of the material terms of the performance goals by the shareholders after adequate disclosure, and (iii) the certification by the compensation committee that the performance goals have been met. The Plan is designed to satisfy these statutory requirements for Restricted Stock, Performance Shares and Performance Units.

     The Compensation Committee has established Performance Goals in accordance with Section 162(m) of the Code to enable the Corporation to deduct in full the total payment of any Performance Award as "performance-based compensation."

     CHANGE OF CONTROL. In the event of a Change of Control, (i) any Stock Options and SAR, which are not then exercisable and vested, will become fully exercisable and vested, (ii) the restrictions and deferral limitations applicable to any Restricted Stock will lapse and the Stock Option will become free of all restrictions and become fully vested, and (iii) all Performance Shares will be considered to be earned and payable. During the 60-day period from and after a Change of Control, unless the Compensation Committee determines otherwise, the Participant will have the right to elect to surrender all or part of the Stock Option and receive cash equal to the amount by which the Change of Control price per share of Common Stock on the date of election exceeds the exercise price per share of Common Stock under the Stock Option, multiplied by the number of shares granted under the Stock Option and covered by the election.

     LIMITS ON TRANSFERABILITY/EXERCISE. Except as set forth below, Awards will not be transferable and will be exercisable only by the Participant. Stock Options are transferable (i) by will or by the laws of descent and distribution or (ii) in the case of Non-qualified Stock Option, pursuant to (a) a "qualified domestic relations order" under the Employee Retirement Income Security Act of 1974, as amended, or (b) a gift to the Participant's children. The Plan provides for limited periods of the right to exercise Stock Options in the event a Participant's employment is terminated due to death, Disability, Retirement or for other reasons (other than Cause). If a Participant incurs a Termination of Employment for Cause, all Stock Options held by the Participant will terminate.

     AMENDMENT OR TERMINATION. The Board of Directors may amend, alter or discontinue the Plan; provided that the action cannot (i) impair the rights under an Award without the Participant's consent (unless an amendment is made to qualify for the exemption provided by Rule 16b-3 or (ii) disqualify the Plan or any Award from the exemption provided by Rule 16b-3. No amendment or alteration may be made without the approval of the Corporation's shareholders to the extent required by law, regulation or agreement, including Section 422 of the Code.

     The Compensation Committee may amend the terms of any Award, but no amendment will impair the rights of any Participant of the Award without the Participant's consent and no Stock Option will be reissued or repriced.

FEDERAL INCOME TAX CONSEQUENCES

     The Corporation believes that, under present law, the following are the federal tax consequences generally arising with respect to Awards granted under the Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

     INCENTIVE STOCK OPTIONS ("ISO"). The grant of a Stock Option or an SAR will not create a tax consequence for a Participant or the Corporation. The Participant will have no taxable income #upon exercising an ISO (except that the alternative minimum tax may apply) and the Corporation will receive no deduction when an ISO is exercised. Upon exercising a Non-qualified Stock Option, the Participant will recognize ordinary income equal to the difference between the exercise price and the Fair Market Value of unrestricted Common Stock on the date of exercise and the Corporation will be entitled to a deduction for the same amount. Upon exercising an SAR, the Participant will recognize ordinary income equal to the amount of any cash received and the Fair Market Value of any unrestricted Common Stock received, and the Corporation will be entitled to a deduction for the same amount. The tax treatment to a Participant on disposition of Common Stock acquired by the exercise of a Stock Option will depend on how long the stock has been held and if the stock were acquired by exercising an ISO or a Non-Qualified Stock Option. Generally, there will be no tax consequences to the Corporation in connection with the disposition of Common Stock acquired under a Stock Option, except that the Corporation may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     For other Awards under the Plan that are settled either in cash or in Common Stock that is either transferrable or not subject to substantial risk of forfeiture, the Participant will recognize ordinary income equal to the cash or the Fair Market Value of Common Stock received; and the Corporation will be entitled to a deduction for the same amount. For awards that are settled in Common Stock that is restricted as to transferability and subject to substantial risk of forfeiture, the Participant will recognize ordinary income equal to the Fair Market Value of the stock at the first time the stocks become transferrable or not subject to substantial risk of forfeiture, whichever occurs earlier; and the Corporation will be entitled to a deduction for the same amount.

     THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE AMENDMENT TO THE PLAN IS IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                      REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION COMMITTEE/INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Jack Effron (Chairman), Frances D. Fergusson, Stanley J. Grubel, Charles LaForge (not standing for election), and Edward P. Swyer (not standing for election). The Compensation Committee had five (5) meetings in 2000. The Compensation Committee considers and recommends to the Board of Directors the compensation of (i) Directors and officers of the Board of Directors, (ii) the Chairman of the Board and Chief Executive Officer (and special terms, if any, of employment), (iii) the senior executive officers of the Corporation, and (iv) other officers of the Corporation and its affiliate companies. Annual salary determinations by the Board of Directors become effective as of the Annual Meeting of Shareholders of each year and continue until the following Annual Meeting. The Compensation Committee also reviews the candidates for appointment by the Board as officers of the Corporation and its affiliate companies. The Compensation Committee is also charged with considering and receiving recommendations of nominees by shareholders for election to the Board of Directors, reviewing and comparing the qualifications of those nominees with other potential nominees and recommending to the Board of Directors the candidates to be nominated for election to the Board. Any shareholder desiring to submit the name of a nominee should send it, together with a statement of the candidate's qualifications, to the Committee on Compensation and Succession/Retirement, c/o the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, NY 12601-4879.

     No Compensation Committee interlock relationships existed in 2000 for the Corporation or its affiliate companies.

REPORT ON EXECUTIVE COMPENSATION

     The following disclosure is made over the name of each non-employee Director, on the date hereof, and shall be considered a report of the Outside Directors and the Compensation Committee:

     It is the objective of the Compensation Committee to develop an executive compensation plan which will attract, retain and motivate directors and executive officers to create long-term shareholder value. For executives, the design of the executive compensation plan incorporates base salary, annual incentives and long-term incentives and retirement benefits which, together, result in total remuneration that is close to the median for comparably-sized electric and gas utilities and energy marketing companies in the United States.

     Specific annual incentives are developed which reward achievement of that year's business plan goals which are consistent with the strategy of the Corporation to create shareholder value. Long-term incentive opportunities, under the Corporation's Long-Term Performance-Based Incentive Plan, are provided as well, including two components of:

     (1) Stock options, the value of which are directly tied to the long-term increase in the market value of the Corporation's Common Stock; and

     (2) Performance shares, the number and value of which are directly tied to the total return of the Corporation's Common Stock relative to an industry index.

     The compensation of individual executives is determined by evaluating the responsibility level of the executive's position and the contribution of each executive to achievement of the Corporation's business plan. The Compensation Committee also reviews executive succession plans in the determination of executive compensation.

     For Directors, total compensation is also tied to the median practice of comparable companies. Compensation consists of retainers and Board and Committee meeting fees, payable in cash, and stock grants as described herein under the caption "The Corporation's Stock Plan For Outside Directors." Proposal No. 2 - "Approval of An Amendment to the Corporation's Long-Term Performance-Based
Incentive Plan," also described herein, would add stock options to total compensation for a Director of the Corporation.

SECTION 162(m) OF THE CODE

     The Compensation Committee and the Board of Directors have considered the qualifying compensation regulations established in Section 162(m) of the Code, which provide that, unless an appropriate exemption applies, a tax deduction for the Corporation for remuneration of any officer named in the above caption - "Executive Compensation" will not be allowed to the extent this remuneration in any taxable year exceeds $1 million. No officer of the Corporation or its affiliate companies received remuneration during 2000 fiscal year of $1 million; therefore, the Corporation has not as yet developed an executive compensation policy regarding this qualifying compensation regulation under the Code, except as may be provided in the Corporation's Long-Term Performance-Based Incentive Plan.


                                                      Jack Effron, Chairman
                                                      Frances D. Fergusson
                                                      Stanley J. Grubel
                                                      Charles LaForge
                                                      Edward P. Swyer

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table set forth below includes compensation information on the Chairman of the Board and Chief Executive Officer of the Corporation and each of the Corporation's four (4) most highly compensated executive officers, whose salary and any bonus in 2000 exceeded $100,000, for services rendered to the Corporation and its affiliates:

SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                 ANNUAL           ------------
                                                              COMPENSATION         SECURITIES
                                                          ---------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION(S)                    YEAR    SALARY(1)    BONUS      OPTIONS(#)(2)  COMPENSATION(3)
---------------------------                       ----    --------     -----      -------------  ---------------
PAUL J. GANCI, Chairman of the Board .........    2000    $393,666   $15,583(4)       8,900          $5,250
  and Chief Executive Officer of the              1999    $341,569   $20,100(4)                      $5,000
  Corporation and Chairman of the                 1998    $322,500   $22,800(4)                      $5,000
  Board and Chief Executive Officer
  of Central Hudson and Ch Services

ALLAN R. PAGE, President of the ..............    2000    $261,212   $     0          3,600          $5,250
  Corporation; President and Chief                1999    $229,462   $ 2,205(5)                      $5,000
  Operating Officer of CH Services                1998    $189,199   $ 3,180(5)                      $5,000

CARL E. MEYER, Executive Vice President ......    2000    $255,000   $ 8,333(4)       3,600          $5,250
  of the Corporation and President                1999    $242,529   $ 2,471(5)                      $5,000
  and Chief Operating Officer of                  1998    $212,000   $ 3,582(5)                      $5,000
  Central Hudson

STEVEN V. LANT, Chief Financial Officer ......    2000    $165,000   $     0          3,600          $5,250
  and Treasurer of the Corporation and            1999    $143,409   $ 1,350(5)                      $5,000
  Chief Financial Officer and Treasurer           1998    $115,778   $ 2,019(5)                      $4,613
  of Central Hudson

ARTHUR R. UPRIGHT, Senior Vice President .....    2000    $161,417   $     0          2,200          $5,250
  of the Corporation and Senior Vice              1999    $157,363   $ 1,640(5)                      $5,000
  President of Central Hudson                     1998    $140,666   $10,013(6)                      $5,000

----------

(1) This base salary amount includes amounts deferred under (i) Central Hudson's Flexible Benefits Plan, which Plan is established pursuant to
     Section 125 of the Code, which permits those electing to participate to defer salary, within specified limits, to be applied to qualified medical and/or child care benefit payments, (ii) Central Hudson's Savings Incentive Plan ("SIP"), a "defined contribution" plan which meets the requirements of the Code, including Code Section 401(k), which, among other things, permits, within limitations, participants to tax defer base salary, and, within limits, provides for Central Hudson contributions to participants, and (iii) the Corporation's Directors and Executives #Deferred Compensation Plan (more fully described below under the sub-caption "Directors and Executives Deferred Compensation Plan").

(2) Indicates number of shares of the Corporation's Common Stock underlying stock options.

(3) These are amounts contributed by Central Hudson for the benefit of the named individual under the SIP.

(4) Compensation paid for years of service prior to 2000 pursuant to the terms of Central Hudson's Executive Incentive Plan, which Plan was terminated, effective January 1, 2000.

(5) Compensation paid for years of service prior to 2000 pursuant to the terms of Central Hudson's Management Incentive Plan ("MIP"), which Plan is no longer applicable to executive officers of the Corporation, effective January 1, 2000.

(6)  Bonus compensation, including an award of $2,513 under the MIP.

                     STOCK OPTION GRANTS IN FISCAL YEAR 2000

INDIVIDUAL GRANTS

                                                                                  POTENTIAL REALIZABLE
                                    PERCENTAGE                                      VALUE AT ASSUMED
                                     OF TOTAL                                       ANNUAL RATES OF
                        NUMBER OF     OPTIONS                                         STOCK PRICE
                       SECURITIES   GRANTED TO   EXERCISEABLE                         APPRECIATION
                       UNDERLYING    EMPLOYEES      OR BASE                        FOR OPTION TERM(2)
                        OPTIONS     IN FISCAL        PRICE     EXPIRATION       ------------------------
    NAME              GRANTED #(1)    YEAR           ($/SH)       DATE           5% ($)          10% ($)
   -------            -----------   ----------     ----------  ----------       --------        --------
Paul J. Ganci .......    8,900        29%           $31.94      12/31/09        $163,582        $396,495
Allan R. Page .......    3,600        12%           $31.94      12/31/09         $66,168        $160,380
Carl E. Meyer .......    3,600        12%           $31.94      12/31/09         $66,168        $160,380
Steven V. Lant ......    3,600        12%           $31.94      12/31/09         $66,168        $160,380
Arthur R. Upright....    2,200         7%           $31.94      12/31/09         $40,436         $98,010

----------

(1) Under the Corporation's Long-Term Performance-Based Incentive Plan, Non-qualified Stock Options were granted to the named executives in this table. These Options were granted for a term of ten years from the date of grant. All Options were granted on January 1, 2000 and are exercisable as follows: 40% can be exercised on or after January 1, 2002 and an additional 20% can be exercised on or after each following January 1 for three (3) years. None of these Stock Options were exercisable in 2000.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission ("SEC"), and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Corporation's Common Stock price. The Corporation's strategic objective is to increase the Corporation's stock price by 5% per year, but no assurances can be given that this objective will be achieved.

             LONG-TERM INCENTIVE PLAN AWARDS(1) IN FISCAL YEAR 2000

     The following table sets forth the number of Performance Shares granted to each of the named executives in 2000 under the Corporation's Long-Term Performance-Based Incentive Plan:

                                        PERFORMANCE         ESTIMATED FUTURE PAYOUT UNDER
                                         OR OTHER            NON-STOCK PRICE-BASED PLANS
                          NUMBER OF     PERIOD UNTIL     ------------------------------------
                         PERFORMANCE     MATURATION       THRESHOLD     TARGET         MAX
    NAME                   SHARES        OR PAYOUT       SHARES (#)   SHARES (#)    SHARES(#)
   ------                ----------- -----------------   ----------   ----------    ---------
Paul J. Ganci .......      1,900     01/01/00-12/31/02       950       1,900         2,850
Allan R. Page .......        750     01/01/00-12/31/02       375         750         1,125
Carl E. Meyer .......        750     01/01/00-12/31/02       375         750         1,125
Steven V. Lant ......        750     01/01/00-12/31/02       375         750         1,125
Arthur R. Upright ...        460     01/01/00-12/31/02       230         460           690

----------

(1) Payment of these Performance Shares is based on achieving specified levels of designated performance objectives during a three-year performance cycle. Payout can range from 0% to 150% of Performance Shares granted, with 50% and 150% as the threshold and maximum payouts, respectively. In addition, cash dividends on the Corporation's Common Stock that is subject to Performance Shares were automatically deferred and reinvested in additional shares of Common Stock, which reinvested dividends are applied to the Performance Shares earned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons who own more than ten percent of a registered class of the Corporation's equity securities ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. These Reporting Persons are required by SEC regulations to furnish the Corporation with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of these forms furnished to the Corporation and written representations from the Corporation's officers and Directors, all of the Reporting Persons, with the exception of Director S. J. Grubel in filing a report for the purchase of additional shares of the Corporation's Common Stock, made all requisite filings on a timely basis in 2000 with respect to shares of the Corporation.

PENSIONS/DEFERRED COMPENSATION PLANS

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

     Central Hudson's Directors' Deferred Compensation Plan was merged into a new plan of the Corporation, the Directors and Executives Deferred Compensation Plan ("Deferred Plan") on January 1, 2000. The Deferred Plan applies to Directors and officers of the Corporation and its affiliate companies and permits the participants to elect at any time, or from time to time, #to defer all or part of compensation for services rendered to the Corporation and/or its affiliate companies. Under the Deferred Plan, compensation is defined to include Base Salary, certain Bonuses, Change of Control Payments and Directors' fees for services rendered as a member of the Board of Directors and any Committee of the Board, for serving as an officer of the Board of Directors, for services rendered as an officer of the Corporation or its affiliate companies, and for any other services rendered individually by agreement with the Corporation or its affiliate companies. Compensation deferred in accordance with the Deferred Plan is paid to Directors and officers (adjusted to reflect investment earnings and losses) at the time the Director or officer ceases being a member of the Board of Directors or an officer of the Corporation or its affiliate companies, either in a lump sum or over a period of time depending on the circumstances of cessation and/or distribution elections.

CENTRAL HUDSON RETIREMENT INCOME PLAN

     Central Hudson's Retirement Income Plan ("Retirement Plan") is a "defined benefit" plan, which meets the requirements of the Code, and applies to all employees of Central Hudson and those affiliates which have adopted the Retirement Plan, including the individuals listed in the table under the above caption "Executive Compensation." In 2000, there were no contributions made to the Retirement Plan as a result of its full-funding status for federal income tax purposes. The Retirement Plan provides for retirement benefits related to the participant's annual base salary for each year of eligible employment. Retirement Plan benefits depend upon length of service, age at retirement and earnings during years of participation in the Retirement Plan and any predecessor plans. A participant's benefits under the Retirement Plan are determined as the accumulation, over that participant's career, of a percentage of each year's base salary. For periods on and after October 1, 1998, the percentage is 2% of base salary, except that for years in which the participant is over 50 years of age the percentage is increased to 2.5%. The Retirement Plan also provides a benefit for service prior to October 1, 1998 based on a percentage of a participant's average earnings at October 1, 1998 (being 50% of each of the base salaries at October 1, 1995 and 1998 and 100% of each of the base salaries at October 1, 1996 and 1997) and the number of years of service while a member of the Retirement Plan prior to October 1, 1998, all subject to certain limitations.

     A cash balance account benefit is also available upon retirement under the Retirement Plan, and provides for a credit to those participants in the Retirement Plan, on January 1, 1987, of 10% of their base salary on that date, a credit to those participants in the Retirement Plan on September 30, 1991, of 5% of their base salary on that date, a credit to those participants in the Retirement Plan on September 30, 1997, of 5% of their base salary on that date and a further credit to those participants in the Retirement Plan on September 30, 1999, of 5% of their base salary on that date with, in all four cases, annual interest earned thereon.

     While the amount of the contribution payment or accrual with respect to a specified person is not and cannot readily be separately or individually calculated by the actuaries for the Retirement Plan, estimated annual benefits under the Retirement Plan upon retirement at age 65 for the individuals listed in the table under the above caption "Executive Compensation", assuming continuation of current annual salary levels and giving effect to applicable benefit limitations in the Code, are as follows: Mr. Ganci - $140,000; Mr. Page
-  $128,923;  Mr.  Meyer -  $131,998;  Mr.  Lant -  $120,311  and Mr.  Upright -
$111,125.

CENTRAL HUDSON RETIREMENT BENEFIT RESTORATION PLAN

     The Central Hudson Retirement Benefit Restoration Plan ("RBRP") is an unfunded, uninsured pension benefit plan for a select group of highly compensated management employees. The #RBRP provides an annual retirement benefit to those participants in the Retirement Plan who hold the following offices with the Corporation and Central Hudson: Chairman of the Board and Chief Executive Officer, President, Vice President (including all levels thereof), Secretary, Treasurer, Controller and Assistant Vice President. This benefit is equal to the difference between (i) that received under the Retirement Plan, giving effect to applicable salary and benefit limitations under the Code and
(ii) that which would have been received under the Retirement Plan, without giving effect to the limitations under the Code. The individuals listed in the table under the above caption "Executive Compensation" have a current salary level which, if continued to retirement at age 65, would provide a benefit under the RBRP. The estimated annual benefits under the RBRP upon retirement at age 65 for those individuals, assuming the continuation of current annual salary levels, are as follows: Mr. Ganci - $80,372; Mr. Page - $28,191; Mr. Meyer - $43,207; Mr. Lant - $2,502 and Mr. Upright - $0.

EXECUTIVE DEFERRED COMPENSATION PLAN

     Central Hudson's Executive Deferred Compensation Plan was assumed by the Corporation and restated, effective June 23, 2000, retroactive to December 15, 1995, as the Supplementary Retirement Plan ("SRP"). The SRP covers a select group of highly compensated management employees as an incentive for them to remain with the Corporation and Central Hudson. Under the SRP, an annual benefit is payable for 10 years, commencing on retirement, to eligible participants (who retire at age 60 or older and with 10 or more years of service) of the following percentage of annual base compensation at retirement: 60 to 63 - 10%; 63 to 65 - 15%; 65 or over - 20%. The SRP provides that eligible participants who reached age 55 at December 31, 1993 are considered to have accrued benefits under the SRP as if they were age 60 and had 10 years of service with Central Hudson at December 31, 1993. No amounts were paid under the SRP for the individuals named in the table under the above caption "Executive Compensation" for the year 2000. Estimated annual benefits under the SRP upon retirement at age 65 for the named individuals, assuming continuation of current annual salary levels, are as follows: Mr. Ganci - $80,000; Mr. Page - $48,000; Mr. Meyer - $50,000; Mr. Lant
- $35,000 and Mr. Upright - $32,600.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Corporation has Employment Agreements (each, the "Agreement") with each of the individuals listed in the table under the above caption "Executive Compensation" ("Officers"). Until a Change of Control occurs, each Agreement is automatically renewed for one (1) year on each July 31, unless a notice not to extend is given.

     If a Change of Control (defined in the Agreement) occurs during the term of an Agreement, then the Agreement becomes operative for a fixed three (3) year period. Upon a Change of Control, each Agreement provides generally that the Officers' terms and conditions of employment (including position, location, base salary, bonus and benefits) will not be adversely changed during the three (3) year period after a Change of Control. If the Officer's employment is terminated by the Corporation or an affiliates, for (i) reasons other than death, cause or disability (as those terms are defined in each Agreement), (ii) by the Officer for good reason (as that term is defined in each Agreement), (iii) by the Officer regardless of reason (during the 30-day period beginning on the first anniversary of the Change of Control), (iv) upon certain terminations prior to a Change of Control, or (v) in connection with or in anticipation of a #Change of Control, the Officer, in addition to all amounts accrued to the date of termination, will receive a lump-sum payment equal to the sum of (a) the Officer's base salary through the date of termination, (b) a proportionate bonus based on the higher of the Officer's most recent annual bonus and the Officer's annual bonus for the last fiscal year ("Highest Annual Bonus"), (c) accrued vacation and (d) three
(3) times the sum of the Officer's base salary and the Officer's Highest Annual Bonus. In addition, the Officer would be entitled to continued employee welfare benefits and to a credit for pension purposes for the three (3) years from the date of the termination.

     Mr. Ganci's Agreement is substantially identical to the other Officers, except that it is modified to limit the term of his Agreement to his normal retirement date, May 1, 2003. In addition, Mr. Ganci will not receive a lump sum payment if his employment is terminated at any time on or after a Change of Control through May 1, 2003 (i) by the Corporation, or an affiliate company, for reasons other than for cause or disability, (ii) by Mr. Ganci for any reason,
(iii) upon certain terminations prior to a Change of Control, or (iv) in connection with or in anticipation of a Change of Control. In such case, he will receive all amounts accrued to the date of his termination and will be treated as if he had retired on May 1, 2003 for all employee welfare benefits of the Corporation or an affiliate company. If Mr. Ganci's employment is so terminated for any reason other than by the Corporation or an affiliate, for cause, Mr. Ganci or his beneficiaries, as the case may be, will receive collective benefits under the SRP, the RBRP and the Retirement Plan as if Mr. Ganci had continued to be employed through May 1, 2003, and as if his base salary and other cash compensation had increased by 10% annually on each October 1 from the date of his termination of employment to May 1, 2003.

     In the event any payments made to any of the Officers as a result of a Change of Control, whether under an Agreement or otherwise, would subject the Officer to the excise tax on certain "excess parachute payments" payable under Code Section 4999, or interest or penalties with respect to this tax, the Officer will be entitled to be made whole for the payment of any taxes, interest or penalties. Each Officer, while covered by an Agreement, is not entitled to participate in the Corporation's Change of Control Severance Policy. In the event of a Change of Control, the Agreements will supersede any individual employment and/or severance agreements entered into by the Corporation with the Officers, except in certain instances.

                        REPORT OF THE COMMITTEE ON AUDIT

     The members of this Committee are Heinz K. Fridrich  (Chairman),  Edward F.
X. Gallagher,  Gharles GaForge and Frances D. Fergusson. The Committee had three
(3) meetings during 2000. The Committee (i) examines the adequacy of the Corporation's internal audit activities, (ii) reviews the scope of the audit by the Corporation's independent accountants, Pricewaterhousecoopers LLP, and related matters pertaining to the examination of the financial statements, (iii) reviews the nature and extent of any non-audit services provided by the Corporation's independent accountants, (iv) consults at least three (3) times a year with them, and (v) makes recommendations to the Board of Directors on the foregoing matters as well as the appointment of the Corporation's independent accountants. In April 2000, the appointment of the firm of PricewaterhouseCoopers LLP to examine the Corporation's financial statements for the five-year period beginning in 2000 was ratified by the shareholders of the Corporation.

     The Committee on Audit has certified that all Directors serving on the Committee during 2000 are "independent" for purposes of the New York Stock Exchange listing standards and that none of the Committee members have a relationship with Corporation or its affiliate companies which would interfere with the Committee's independence from the management of the Corporation and its affiliate companies. During 2000, the Committee on Audit, and subsequently #the Corporation's Board of Directors, adopted a written charter for the Committee on Audit setting forth the Committee's scope of responsibilities. A copy of this charter document is attached to this Proxy Statement as Appendix B.

     The Committee on Audit has also discussed with PricewaterhouseCoopers LLP the written disclosure and the letter required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committee) and has affirmed the independence of PricewaterhouseCoopers LLP from the management of the Corporation and its affiliate companies. The Committee has also discussed with PricewaterhouseCoopers LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Representatives of PricewaterhouseCoopers LLP will be present at the meeting. They will be given the opportunity to make a statement if desired and will be available to respond to appropriate questions from shareholders.

                                                  Heinz K. Fridrich, Chairman
                                                  Frances D. Fergusson
                                                  Edward F. X. Gallagher
                                                  Charles LaForge

PERFORMANCE GRAPH

     The line graph set forth provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Standard & Poor's 500 Index and, as a Corporation determined peer comparison with the EEI Combination Gas and Electric Investor-Owned Utilities' Index ("EEI Index"). Shareholder return is the sum of the dividends paid and the change in the market price of stock.

================================================================================
                COMPARISON OF THE CORPORATION'S FIVE YEAR TOTAL
                  CUMULATIVE RETURN WITH THE S&P 500 INDEX AND
                                 THE EEI INDEX
================================================================================

      [THE FOLLOWING TABLE REPRESENTS A LINE GRAPH IN THE PRINTED DOCUMENT]

                                                YEAR ENDING DECEMBER 31,
                                        ----------------------------------------
                                        1996     1997     1998     1999     2000
                                        ----     ----     ----     ----     ----
                                                      (in Dollars)*

  CH Energy Group, Inc.**               $109     $162     $174     $136     $196

  S&P 500 Index                         $123     $164     $211     $255     $232

  EEI Index                             $101     $129     $147     $120     $177

----------

* Assumes $100 invested on January 1, 1996 in the Corporation's Common Stock, the S&P 500 Index and the EEI Index.

** The Central Hudson Common Stock was exchanged on a one-for-one basis with this Corporation's Common Stock on December 15, 1999.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in the notice hereof. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote such proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Gladys L. Cooper
                                          Corporate Secretary



March 1, 2001

                                   APPENDIX A

                              CH ENERGY GROUP, INC.

                   LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN

            (EFFECTIVE AS OF JANUARY 1, 2000 AND THEREAFTER AMENDED)


                         SECTION 1. PURPOSE; DEFINITIONS

The Plan has been structured in accordance with the following principles for the Corporation and its Affiliates:

     (1) Establishing and maintaining salaries of key executives, including base compensation and short and long-term incentives, at competitive market levels;

     (2) Establishing a portion of compensation that is "at risk" and tied to performance relative to specific objectives; and

     (3)  The Plan establishes long-term incentives that include:


          (a) Annual awards of performance based shares that are awarded on the basis of achieving superior total shareholder return as measured against an industry index; and

          (b) Awarding stock options, the value of which are directly tied to the long-term increased market value of the Corporation's common stock.

For purposes of the Plan, the following terms are defined as set forth below:

a.   "Affiliate"   means  a  corporation  or  other  entity  controlled  by  the
     Corporation and designated by the Committee, as defined in Section 2, from time to time as such.

b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Share or Performance Unit.

c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Awards are to be earned or are to vest.

d.   "Board" means the Board of Directors of the Corporation.

e. "Cause" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties or
     (3) willful and deliberate failure on the part of a participant to perform employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

f. "Change of Control" and "Change of Control Price" have the meanings set forth in Sections 10(b) and (c), respectively.

g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

h. "Commission" means the Securities and Exchange Commission or any successor agency.

i.   "Committee" means the Committee, as defined in Section 2.

j.   "Common Stock" means the common stock of the Corporation.

k.   "Corporation" means CH Energy Group, Inc., a New York corporation.

l. "Covered Employee" means a participant, INCLUDING A NON-EMPLOYEE DIRECTOR, designated prior to the grant of an Award or Awards by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which an award or awards are expected to be taxable to such participant.

m. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

n. "Early Retirement" means retirement from active employment with the Corporation or an Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer; AND IN THE CASE OF A NON-EMPLOYEE DIRECTOR, SHALL MEAN WHEN SUCH NON-EMPLOYEE DIRECTOR CEASES TO BE A DIRECTOR OF THE CORPORATION.

o. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

p. "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Corporation's Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

q. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "Incentive Stock Option" within the meaning of Section 422 of the Code.

r. "Non-qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

s. "Non-Employee Director" means a member of the CORPORATION'S Board OF DIRECTORS who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

t. "Normal Retirement" means retirement from active employment with the Corporation, or an Affiliate at or after age 65; AND IN THE CASE OF A NON-EMPLOYEE DIRECTOR, SHALL MEAN, WHEN SUCH NON-EMPLOYEE DIRECTOR CEASES TO BE A DIRECTOR OF THE CORPORATION.

u. "Performance Goals" means the performance goals established by the Committee prior to the grant of Restricted Stock, Performance Shares or Performance Units that are based on the attainment of one or any combination of the following: Specified levels of earnings per share from continuing operations, operating income, revenues, return on assets, return on equity, return on invested capital, shareholder value, economic value added, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), achievement of cost controls, delivery cost per kilowatthour or delivery cost per millions of cubic feet of natural gas, customer satisfaction ratings, frequency or duration of electric or gas service interruptions, number of or severity of gas leaks, avoidance of environmental, public or employee safety problems, realization of the regulated return on equity, or the price of the Common Stock, fixed on a company-wide basis or with reference to the Affiliate, business unit, division or department of the Corporation for or within which the participant is pri#marily employed, and that are intended to qualify under
     Section 162(m)(4)(C) of the Code. Such Performance Goals also may be based upon attaining specified levels of performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

v.   "Performance  Units" or "Performance  Shares" means awards made pursuant to
     Section 8 or Section 9 respectively.

w. "Plan" means the Corporation's Long-Term Performance-Based Incentive Plan, as set forth herein and as hereinafter amended from time to time.

x.   "Restricted Stock" means an award granted under Section 7.

y.   "Retirement" means Normal or Early Retirement.

z.   "Rule 16b-3"  means Rule 16b-3,  as  promulgated  by the  Commission  under
     Section 16(b) of the Exchange Act, as amended from time to time.

aa.  "Stock Appreciation Right" means a right granted under Section 6.

bb.  "Stock Option" means an option granted under Section 5.

cc. "Termination of Employment" means the termination of the participant's employment with the Corporation and any Affiliate; AND IN THE CASE OF A NON-EMPLOYEE DIRECTOR SHALL MEAN WHEN SUCH NON-EMPLOYEE DIRECTOR CEASES TO BE A DIRECTOR OF THE CORPORATION. A participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be such an Affiliate and the participant does not immediately thereafter become an employee of the Corporation or another Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and Affiliates shall not be considered Terminations of Employment.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                            SECTION 2. ADMINISTRATION

     The Corporation, acting by and through its Board of Directors, shall have overall responsibility for the operation of the Plan. The Plan shall be administered by the Committee on Compensation and Succession/Retirement or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Non-Employee Directors, each of whom shall be required to be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its Affiliates AND NON-QUALIFIED STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS OF THE CORPORATION.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan and subject to approval of the Board:

(a) To select the officers and other employees of the Corporation and its Affiliates to whom Awards may from time to time be granted;

(b) Determine whether and to what extent an Award or any combination of Awards are to be granted hereunder;

(c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

(e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular Award upon the satisfaction of applicable Performance Goals;

(f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

(g) Determine under what circumstances and/or in what proportions an Award may be settled in cash or Common Stock under Sections 5(j) and 8(b)(i).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f),
(g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause any Award or transaction under the Plan to cease to be exempt from
Section 16(b) of the Exchange Act or cause any Award or payment made in respect thereof to be "applicable employee remuneration" under Section 162(m)(4)(A) of the Code) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants, subject to the next paragraph.

     The Committee annually shall report to the Corporation's Board of Directors with respect to the operation of the Plan and at least annually shall meet with such Board to review the Committee's acts and determinations with respect to the Plan. The Board of Directors of the Corporation shall have the right to review any decision, act or determination made by the Committee and shall have the right to amend, modify, reverse or rescind any such decision, act or determination, which Board action shall be final and binding on all persons, including the Corporation and Plan participants.

                     SECTION 3. COMMON STOCK SUBJECT TO PLAN

     The total number of shares of Common Stock reserved and available for grant under the Plan shall be 500,000, no more than 50,000 of which shares shall be granted as Awards of Restricted Stock which do not have Performance Goals as the sole or partial conditions for vesting. No participant may be granted Awards covering in excess of 150,000 shares of Common Stock over the life of the Plan, including Awards that expire or terminate unexercised. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares or may be purchased on the open market or any combination thereof. Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall, subject to the provisions of the previous paragraph that may restrict their reissuance to a particular participant, again be available for the grant of other Awards under the Plan.

     Subject to Sections 7(c)(iv) and 9(b) (iii), if any shares of Restricted Stock or Performance Shares are forfeited or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall, subject to the provisions of the first paragraph of this section that may restrict their distribution to a particular participant, again be available for distribution in connection with Awards under the Plan.

     In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation ("Corporate Transaction"), the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock
Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                             SECTION 4. ELIGIBILITY

     Officers and other employees of the Corporation and its Affiliates who are responsible for or contribute to the management, governance, growth and profitability of the business of the Corporation or its Affiliates are eligible to be granted Awards under the Plan. NO GRANT SHALL BE MADE UNDER THIS PLAN TO A DIRECTOR WHO IS NOT AN OFFICER OR A SALARIED EMPLOYEE OF THE CORPORATION OR ITS AFFILIATES, EXCEPT THAT ONLY NON-QUALIFIED STOCK OPTIONS MAY BE GRANTED TO NON-EMPLOYEE DIRECTORS.

                            SECTION 5. STOCK OPTIONS

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types, Incentive Stock Options and Non-qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided however, that grants hereunder are subject to the aggregate limit #on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its Affiliates (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-qualified Stock Option.

     Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-qualified Stock Option. The grant of a Stock Option shall occur on the date on which the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under said Section 422.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, but shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date on which the Stock Option is granted.

(c) Exercisability. Except as otherwise provided herein AND IN SECTION 5A(c) SPECIFICALLY, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

(d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised) and which has been held by the optionee for at least six (6) months; provided however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock may be authorized #only at the time the Stock Option is granted.

        In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

        In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

        No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 13 (a).

(e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Non-qualified Stock Option, pursuant to (a) a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or (b) a gift to such optionee's children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Non-qualified Stock Option, its alternative payee pursuant to such qualified domestic relations order or the recipient of a gift permitted under the applicable option agreement, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Non-qualified Stock Option, pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement.

(f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised in full, whether or not then exercisable, or on such accelerated basis as the Committee may determine, for a period of three (3) years (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three (3) years (or such shorter period as the Committee may spec-ify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-qualified Stock Option.

(h) Termination by Reason of Retirement. EXCEPT AS PROVIDED FOR IN SECTION 5A HEREOF AND unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of five (5) years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-qualified Stock Option.

(i) Other Termination. Unless otherwise determined by the Committee: (A) If an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (B) If an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement or for Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three (3) months from the date of such Termination of Employment or the balance of such Stock Option's term; provided however, that if the optionee dies within such three (3)-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three (3)-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change of Control (as defined Section 10(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (i) six (6) months and one (1) day from the date of such Termination of Employment, and (ii) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-qualified Stock Option.

(j) Cashing Out of Stock Option. Upon receipt of written notice of exercise, the Committee #may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

(k) Change of Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change of Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

(l) Notwithstanding anything in the Plan to the contrary, no Stock Option shall be reissued or repriced.

                     SECTION 5A. STOCK OPTIONS FOR DIRECTORS

     EACH NON-EMPLOYEE DIRECTOR SHALL ANNUALLY BE GRANTED 1,000 NON-QUALIFIED STOCK OPTIONS ON JANUARY 1 OF EACH YEAR, EXCEPT THAT IN JANUARY 2001 THE NUMBER OF SUCH NON-QUALIFIED STOCK OPTIONS GRANTED SHALL BE INCREASED BY 2,000. NO OTHER AWARDS UNDER THIS PLAN SHALL BE GRANTED TO A NON-EMPLOYEE DIRECTOR.

     EACH SUCH NON-QUALIFIED STOCK OPTION GRANT SHALL BE EVIDENCED BY AN OPTION AGREEMENT AND SHALL BE SUBJECT TO THE SAME TERMS AND CONDITIONS APPLICABLE TO NON-QUALIFIED STOCK OPTIONS GRANTS UNDER THE PLAN AND TO THE OPTIONEE RECIPIENTS THEREOF, EXCEPT AS FOLLOWS:

     (A) THE OPTION PRICE PER SHARE OF COMMON STOCK SHALL BE THE FAIR MARKET VALUE OF THE COMMON STOCK SUBJECT TO THE NON-QUALIFIED STOCK OPTION ON THE DATE OF GRANT;

     (B) THE TERM OF EACH SUCH NON-QUALIFIED STOCK OPTION SHALL BE TEN (10) YEARS; AND

     (C) EACH NON-QUALIFIED STOCK OPTION AWARDED TO NON-EMPLOYEE DIRECTORS SHALL BE EXERCISABLE ON AND AFTER THE DATE OF GRANT.

     ANY REFERENCE IN THIS PLAN TO "RETIREMENT" (NORMAL OR EARLY RETIREMENT), AND "TERMINATION OF EMPLOYMENT", AND "EMPLOYMENT TERMINATES" SHALL MEAN WHEN A NON-EMPLOYEE DIRECTOR OPTIONEE CEASES TO BE A DIRECTOR OF THE CORPORATION.


                      SECTION 6. STOCK APPRECIATION RIGHTS

(a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock #Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

          A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions Section 5 and this
          Section 6.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                           SECTION 7. RESTRICTED STOCK

(a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and other employees of the Corporation and its Affiliates to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in
     Section 7(c).

          The Committee may, prior to grant, condition vesting of Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient. All Performance Goals applicable to Awards of Restricted Stock shall be approved by the Committee in writing as required by Section 162(m) of the Code and the rules and regulations thereunder in order for the value of the Restricted Stock delivered pursuant to such Award to be deductible.


(B) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book- entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

         "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF CH ENERGY GROUP, INC. LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE OFFICES OF THE SECRETARY OF CH ENERGY GROUP, INC., 284 SOUTH AVENUE, POUGHKEEPSIE, NEW YORK."

         The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

     (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commenc#ing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided however, that in the case of Restricted Stock subject to Performance Goals granted to a participant who is a Covered Employee, the applicable Performance Goals have been satisfied.

     (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 13(e) of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to vesting of the underlying Restricted Stock, and/or held subject to meeting Performance Goals applicable only to dividends.

     (iii)Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and 10(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

     (iv) Except to the extent otherwise provided in Section 10(a)(ii), in the event that a participant retires or such participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

     (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

     (vi) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

                          SECTION 8. PERFORMANCE UNITS

(a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and other employees of the Corporation and its Affiliates to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

          The Committee may, prior to grant, condition the settlement of Performance Units upon continued employment and/or the attainment of Performance Goals. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient. All Performance Goals applicable to Awards of Performance Units awarded during an Award Cycle shall be approved by the Committee in writing as required by
     Section 162(m) of the Code and the rules and regulations thereunder in order for the cash and/or property delivered pursuant to such Award to be deductible.

(b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

     (i) Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation's performance in light of the Performance Goals for such Award to the extent applicable, and shall determine the value of Performance Units granted to the participant which have been earned, and the Committee may then elect to deliver
          (1) the cash amount equal to the value and number of the Performance Units determined by the Committee to have been earned, or (2) the number of shares of Common Stock whose Fair Market Value is equal to cash value and number of the Performance Units determined by the Committee to have been earned the participant. The maximum value of cash and/or property that any participant may receive with respect to Performance Units in any year is $600,000.

     (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(iii) and 10(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

     (iii)Except to the extent otherwise provided in Section 10(a)(iii), in the event that a participant's employment is terminated (other than for Cause) or in the event a participant retires, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's Performance Units.

     (iv) A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as #are determined by the Committee (the "Elective Deferral Period"). Such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

     (v) If and when any applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

     (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

                          SECTION 9. PERFORMANCE SHARES

(a) Administration. Performance Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and other employees of the Corporation and its Affiliates to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 9(b).

          The Committee may, prior to grant, condition the settlement of Performance Shares upon continued employment and/or the attainment of Performance Goals. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient. All Performance Goals applicable to Awards of Performance Shares awarded during an Award Cycle shall be approved by the Committee in writing as required by
     Section 162(m) of the Code and the rules and regulations thereunder in order for the property delivered pursuant to such Award to be deductible by the Corporation under the Code.

(b) Terms and Conditions. Performance Shares Awards shall be subject to the following terms and conditions:

     (i) Subject to the provisions of the Plan and the Performance Shares Agreement referred to in Section 9(b)(vi), Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the

          Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation's performance in light of the Performance Goals for such Award to the extent applicable, and shall determine the value and number of Performance Shares and associated reinvested dividends earned by the participant. If so determined by the Committee in the applicable Performance Shares Agreement and subject to Section 13(e) of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Performance Share Award shall be automatically deferred and reinvested in additional shares of Common Stock, held subject to vesting of the underlying Performance Shares, or held subject to meeting Performance Goals , and (2) dividends payable in Common Stock shall be paid in the form of shares of Common Stock of the same class as the Common Stock with which such dividend was paid, held subject to vesting of the underlying Performance Shares, or held subject to meeting the Performance Goals. The maximum value of property that any participant may receive with respect to Performance Shares in any year is $600,000. Delivery to the participant will be in shares of Common Stock only.

     (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement #and Sections 9(b)(iii) and 10(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Shares Award shall be forfeited by the participant.

     (iii)Except to the extent otherwise provided in Section 10(a)(iii), in the event that a participant's employment is terminated (other than for Cause) or in the event a participant retires, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Shares with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's Performance Shares.

     (iv) A participant may elect to further defer receipt of the Performance Shares payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Such election must be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

     (v) If and when any applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Shares, payment in accordance with Section 9(b)(i) hereof shall be made to the participant.

     (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

                    SECTION 10. CHANGE OF CONTROL PROVISIONS

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

     (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

     (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

    (iii) All Performance Shares shall be considered to be earned and payable to the extent that any Performance Goals which the Committee shall establish have been met or exceeded, and any deferral or other restriction shall lapse and such Performance Shares shall be settled in cash as promptly as is practicable.

(b) Definition of Change of Control. For purposes of the Plan, a "Change of Control" shall mean the happening of any of the following events:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control; (1) any acquisition directly from the Corporation,
          (2) any acquisition by the Corporation, or (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation.

     (ii) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation or the sale of all or substantially all of the assets of the Corporation or the merger or consolidation of the Corporation with or into another corporation.

(c) Change of Control Price. For purposes of the Plan, "Change of Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change of Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

                   SECTION 11. TERM, AMENDMENT AND TERMINATION

     The Plan will terminate 10 years after the effective date of the Plan. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Performance Unit Award therefore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan or any Award or transaction thereunder from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law, regulation or agreement.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan, or Award, transaction or payment made under the Plan, to qualify for the exemption provided by Rule 16b-3 and any such amendment shall be subject to Section 2(e) hereof.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as will as other developments, and to grant Awards which qualify for beneficial treatment under such rules with shareholder approval.

                       SECTION 12. UNFUNDED STATUS OF PLAN

     It is presently intended that the Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

                         SECTION 13. GENERAL PROVISIONS

(a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

     (1) Listing or approval for listing upon notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

     (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or maintaining in effect any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

     (3) Obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in the Plan shall prevent the Corporation or any Affiliate from adopting other or additional compensation arrangements for its employees AND ITS NON-EMPLOYEE DIRECTORS.

(c) Neither adoption of the Plan nor the grant or any Award thereunder shall confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any Affiliate to terminate the employment of any employee at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the #Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditioned upon such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

(e) Reinvestment of dividends in additional Restricted Stock or Performance Shares at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

(f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to paid or by whom any rights of the participant, after the participant's death, may be exercised.

(g) In the case of a grant of an Award to any employee of an Affiliate of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

(h) Notwithstanding the foregoing, if any right granted pursuant to this Plan would make a Change of Control transaction ineligible for pooling-of-interests accounting under APB No.16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for any cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

(i) Notwithstanding anything in this Plan to the contrary, no transaction between a participant and the Corporation that requires as a condition of its exemption from Section 16 of the Exchange Act approval in the manner set forth in paragraph (d)(1) or (d)(2) of Rule 16b-3 shall be consummated until such approval is obtained; but failure to obtain such approval shall not cause a transaction consummated to be void or voidable without the consent of such participant nor shall it disqualify the transaction from the benefit of any of available exemption from said Section 16.

(j) Unless the Committee shall otherwise determine or any provision of the Plan shall otherwise specifically require, no delivery of cash and/or property shall be made to any "covered employee", as that term is defined in Section 162(m)(3) of the Code, or any transferee to whom the right of such covered employee to receive such cash and/or property has been transferred as the result of a transfer permitted by the Plan, in any year to the extent that the value such cash and/or property, together with the value of all other cash and/or property delivered to such covered employee or transferee in such year, shall not be deductible by the Corporation as a result of the operation of Section 162(m) of the Code. Any cash and/or property not deliverable because of the applica#tion of the previous sentence shall be delivered together with the value of all other cash and/or property delivered to such covered employee or transferee in such year, is so deductible, until such cash and/or property shall have been delivered in full. Such undelivered cash and/or property shall bear interest from the date on which it was first payable, but for the application of this Section
     (j), until paid in full, at a rate of interest per annum to be determined by the Committee in accordance with any rules adopted under said Section
     162. For purposes of computing such interest, the Committee shall determine the value of such property, based upon (i) its Fair Market Value (adjusted as the Committee shall see fit, but at least quarterly) if it is Common Stock or if its value is determinable with reference to the price of Common Stock or (ii) as the Committee shall determine in all other cases. This Section (j) shall cease to have effect upon the occurrence of a Change of Control and the Plan shall thereafter be construed as if this Section (j) had never been part thereof, except in respect of the obligation of the Corporation to pay interest pursuant to the provisions of this Section (j); without limiting the generality of this sentence, (i) all property deliverable as a result of such occurrence shall be delivered when due as if this Section (j) were not part of the Plan and (ii) all property deliverable, but for the provisions of this Section (j), shall become deliverable upon such Change of Control, together with interest accrued thereon.

(k) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

                                   APPENDIX B

                              CH ENERGY GROUP, INC.

                               COMMITTEE ON AUDIT

                                     CHARTER

                                   I. PURPOSE:

     The purpose of the Committee on Audit is to provide oversight, on behalf of the Board of Directors, of the Corporation's financial reporting processes, the quality and integrity of its financial statements, and the system of internal control that management has established to safeguard the assets of the Corporation.

                                II. ORGANIZATION:

(A) The Committee on Audit shall consist of no less than three and no more than five members of the Board of Directors, elected by the Board on the recommendation of the Chairman of the Board at each Annual Meeting of the Board, to be elected at and serving until the next Annual Meeting of the Board. At its Annual Meeting, the Board shall appoint one of the members of such Committee on Audit to be its chairperson. A majority of Committee on Audit members shall be a quorum for the transaction of business. Vacancies may be filled by the Board at any meeting convened in accordance with the By-Laws.

(B) Each member of the Committee on Audit shall have no relationship to the Corporation that may interfere with the exercise of his/her independence from management and the Corporation and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

(C) Regular meetings of the Committee on Audit shall be held at such time and place as shall be designated from time to time by the Committee on Audit or the Board of Directors. Special meetings of the Committee on Audit may be called by the designated chairperson of the Committee on Audit or by the Chairman of the Board. Such special meetings shall be held at such time and place as shall be designated in the call for the meeting.

(D) No director who is or has been an employee of the Corporation shall be eligible to serve on the Committee on Audit.

(E) The Chairman of the Board, although not a member of the Committee on Audit, shall receive notice of and shall customarily attend all meetings of the Committee, except that the Committee on Audit may, at its discretion, elect to meet in executive session without the presence of the Chairman of the Board, Chief Executive Officer or other corporate officers.

(F) A director who is a partner, controlling shareholder, executive officer of an organization that has a direct business relationship with the Corporation, (e.g., a consultant) may serve on the Committee on Audit only if the Corporation's Board of Directors determines, in its business judgment, that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Corporation, to the director, and, if applicable, to the organization with which the director is affili#ated. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have a business relationship directly with the Corporation or a director can be a partner, officer or employee of an organization that has a business relationship with the Corporation.

(G) A director who is employed as an executive of another corporation where any of this Corporation's executives or directors of this Corporation serve on that corporation's compensation committee may not serve on this Corporation's Committee on Audit.

(H) A director who is an immediate family member of an individual who is an executive officer of the Corporation or any of its affiliates cannot serve on the Committee on Audit. "Immediate Family" includes a person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person's home. "Affiliates" includes a subsidiary, sibling, predecessor, parent, or former parent company.

(I) Each member of the Committee on Audit shall certify annually to the Corporation that they have no relationship to the Corporation or any of its officers which may interfere with the exercise of their independence from management and the Corporation.

                         III. SCOPE OF RESPONSIBILITIES:

COMMITTEE ON AUDIT:

1. The Board of Directors and the Committee on Audit shall, after consultation with management, have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the public accounting firm ("independent accountants") of the Corporation for the conducting of the annual audit of the Corporation's books, records, accounts, or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement.

2. Review with the Chairman of the Board the Corporation's general policies and procedures with respect to audits and the conduct of financial audits of its affairs;

3. Arrange for the examination of the accounting records of the Corporation and its affiliates and monitor, through the independent accountants, financial and accounting practices;

4. Make recommendations to the Board of Directors with respect to matters brought to the Committee on Audit's attention by the independent accountants and/or internal auditors or otherwise arising in the course of the performance of the Committee on Audit's duties;

5.   Review,   on  a  periodic  basis,  a  formal  written  statement  from  the independent accountants delineating all relationships between the independent accountants and the Corporation and actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants;

6. Recommend to the Board of Directors any and all appropriate action in respect to the independent accountants' reports to satisfy itself of the independent accountants' independence;

7. Review with the independent accountants the financial statements and the independent accountants' report after the annual audit of the Corporation's accounts, and determine whether the independent accountants have received all the information and explanations which they have requested; and recommend if the financial statements should be included in the annual report and 10K filings.

8.   Invite  the  recommendations  of  the  independent   accountants  regarding
     internal controls and other matters;

9.   Review  and  approve  fees  and  non-audit   services  of  the  independent
     accountants of the Corporation;

10. Instruct the Internal Auditing Manager and the independent accountants that the Committee on Audit expects to be advised of any areas that require its special attention;

11. Consult with and retain such advisors and consultants as the Committee on Audit deems necessary and as approved by the Board, including without limitation, legal counsel, who may be counsel to the Corporation;

12. Review, on an annual basis, the adequacy of the Committee on Audit Charter and after the appointment of members of the Committee on Audit, authorize the submission by the Corporation of the Written Affirmation Form required by the New York Stock Exchange with respect to the requirements of the New York Stock Exchange;

13. Perform such other duties as may be assigned to the Committee on Audit by the Board of Directors.

INDEPENDENT ACCOUNTANTS:

1. The independent accountants selected by the Committee on Audit, and subsequently the Board of Directors, shall be strictly accountable to the Committee on Audit and the Board of Directors. Management shall continue to be responsible for the preparation, integrity and objectivity of the Corporation's financial statements.

2. Review with the Committee on Audit and Controller of the Corporation and other appropriate corporate personnel, the following matters:

     (i)  the adequacy of the Corporation's system of internal controls; and

     (ii) selection of and changes in significant accounting policies;

3. Discuss with the Committee on Audit and Controller the scope of their examination, with particular attention to areas where either they or the Committee on Audit believe special attention should be directed;

4. Perform such supplemental reviews or audits as the Committee on Audit may deem desirable;

5. Meet with the Committee on Audit as warranted, and at least twice a year, and review with it the Corporation's interim and year-end financial statements, any certification report, or opinion which the independent accountants propose to render in connection with such statements and any other appropriate matter;

6. Review the Corporation's 10Q Reports with Management and the Committee on Audit prior to the filing. The Chairman of the Committee on Audit may represent the entire Committee for purposes of this review.


INTERNAL AUDITING:

1. Discuss with the Committee on Audit and the independent accountants their audit plans and any substantive changes thereto, including the degree of coordination of the respective plans;

2. Meet privately with the Committee on Audit, at least once per year, and also meet privately with the independent accountants at least once per year, to provide an opportunity to discuss any current items of concern;

3. Monitor the Corporation's compliance with governmental laws and regulations and inquire about, monitor and consider changes to any aspect of the Corporation's business whenever it deems such actions desirable to help ensure compliance with local, state and federal laws and regulations and with the Corporation's Conflicts of Interest, Corporate Funds, Code of
     Business Conduct, and similar policies, and report such review to the Committee on Audit.

                                   P R O X Y

                              CH ENERGY GROUP, INC.
                          PROXY OF COMMON SHAREHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL J. GANCI, JACK EFFRON, HEINZ K. FRIDRICH and JOHN E. MACK III, or any one or more of them, as proxy, with full power of substitution, to vote, as designated on the reverse hereof, all shares of Common Stock owned by the undersigned at the annual meeting of shareholders of CH Energy Group, Inc. to be held at the office of the Corporation, 284 South Avenue, Poughkeepsie, New York, on April 24, 2001, or any adjournment thereof, upon all such matters as may properly come before the meeting, including the following proposals described in the Proxy Statement, dated March 1, 2001, a copy of which has been received by the undersigned:

1. Election of Directors, Nominees by     Change of Address/Comments (If Any)
   Class:
                                          -----------------------------------
   Class I: 2004
                                          -----------------------------------
   01. Edward F. X. Gallagher
                                          -----------------------------------
2. Approval of an Amendment to the        (If you have written in the above
   Corporation's  Long-Term               space, please mark the corresponding
   Performance-Based Incentive Plan       box on the reverse side of this card.)


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                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^



                                ADMISSION TICKET
                    Present this to the CH Energy Group, Inc.
                Representative at the entrance to the auditorium.

                         ANNUAL MEETING OF SHAREHOLDERS
                           April 24, 2001, 10:30 a.m.
                       284 South Avenue, Poughkeepsie, NY

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                                     AGENDA

                       Election of One Class of Directors
                                        o
              Approval of Amendment to the Corporation's Long-Term
                        Performance-Based Incentive Plan
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        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING,
                WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON.
                    TO MAKE SURE YOUR SHARES ARE REPRESENTED,
        WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD ABOVE OR USE THE
 TELEPHONE OR INTERNET VOTING AS DESCRIBED ON THE REVERSE SIDE OF THIS TICKET.

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                    If you plan to attend the Annual Meeting,
     Please mark the appropriate box on the reverse side of the proxy card.
               Present this Admission Ticket to the representative
                   at the entrance to the Annual Meeting room.
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


X Please mark your                                                |
  votes as in this                                                |     1535
  example.                                                        |____


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              The Directors recommend a vote "FOR" Items 1 and 2.
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                                            FOR          WITHHELD
1.   Election of One
     Class of
     Directors
     (see reverse)
For, except vote withheld from the following nominee(s):

________________________________________________________


                                            FOR          AGAINST        ABSTAIN

2.   Approval of an
     Amendment to the
     Corporation's Long-
     Term Performance-
     Based Incentive Plan

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                                 Special Action
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If you plan to attend the Annual
Meeting, place an X in this box.


If you wish us to discontinue
Annual Report mailing for this
account, place an X in this box.


If you indicated a change of
address or comments on reverse
side, place an X in this box.

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SIGNATURE (S)                                                 DATE
             ------------------------------------------------     --------------

NOTE: Please sign exactly as name appears above.  Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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                            ^ FOLD AND DETACH HERE ^


You may also vote the shares held in this account by telephone or electronically through the Internet. Voting by telephone or via the Internet will eliminate the need to mail voted proxy card(s) representing shares held in this account. To vote, please follow the steps below:

     O    HAVE YOUR PROXY CARD AND SOCIAL SECURITY NUMBER AVAILABLE.

     O BE READY TO ENTER THE PIN NUMBER INDICATED ABOVE JUST BELOW THE PERFORATION.

To vote using the telephone:

     O USING A TOUCH-TONE TELEPHONE, DIAL 1-877-PRX-VOTE (1-877-779-8683) 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 12:01 AM ON 04/17/01.

To vote using the Internet:

     O    LOG ONTO THE INTERNET AND GO TO THE WEBSITE
          HTTP://WWW.EPROXYVOTE.COM/CHG 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 12:01 AM ON 04/17/00.

Both voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you. You may also change your selections on any or all of the proposals to be voted.

               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.


                              CH ENERGY GROUP, INC.